UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.20549

 FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):	October 11, 2005 (September 27, 2005)

ROCK OF AGES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-29464 (Commission File Number)	03-0153200 (I.R.S. Employer Identification Number)

 772 Graniteville Road,  Graniteville, Vermont05654
         (Address of principal executive offices)                       (Zip Code)

 (802) 476-3121
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ROCK OF AGES CORPORATION

FORM 8-K/A

EXPLANATORY NOTE:

This amendment on Form 8-K/A to the Current Report on Form 8-K originally filed by Rock of Ages Corporation on October 3, 2005 (the "Original 8-K") is being filed solely for the purpose of clarifying in the first paragraph of Item 4.01in the Original 8-K that Rock of Ages dismissed KPMG as its independent registered public accounting firm on September 27, 2005.

Item 4.01	Changes in Registrant's Certifying Accountant

KPMG LLP ("KPMG") was previously the principal accountants for Rock of Ages Corporation ("Rock of Ages" or the "Company"). On September 27, 2005, we dismissed KPMG as our independent registered public accounting firm. On September 29, 2005, Grant Thornton LLP ("Grant Thornton") accepted its appointment as our new independent registered public accounting firm. The dismissal of KPMG and the engagement of Grant Thornton were approved by the Audit Committee of the Company's Board of Directors (the "Audit Committee"), and followed the decision of the Audit Committee to seek, and its receipt of, proposals from independent registered public accounting firms to audit our financial statements. Grant Thornton will perform a review of our financial statements for the quarter ending October 1, 2005, and will audit our financial statements for the fiscal year ending December 31, 2005.

The audit reports of KPMG on the consolidated financial statements of Rock of Ages and subsidiaries for the years ended December 31, 2004 and 2003 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except as follows: KPMG's report on the consolidated financial statements of Rock of Ages and subsidiaries as of and for the years ended December 31, 2004 and 2003, contained a separate paragraph stating "as discussed in Note 2 to the consolidated financial statements, effective January 1, 2002, the Company adopted the provisions of Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets" and a separate paragraph stating "as discussed in Note 3 to the consolidated financial statements, the Company changed its method of accounting for its quarry inventory from the first in, first out method to the specific annual average cost method, effective January 1, 2002.

During the Company's two most recent fiscal years ended December 31, 2004 and 2003 and the subsequent interim period through September 27, 2005, there were no disagreements between Rock of Ages and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to KPMG's satisfaction, would have caused KPMG to make reference in connection with its reports to the subject matter of the disagreement.

During the Company's two most recent fiscal years ended December 31, 2004 and 2003 and the subsequent interim period through September 27, 2005, there have been no "reportable events," such as the term is defined in Item 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission.

During the Company's two most recent fiscal years ended December 31, 2004 and 2003 and the subsequent interim period through September 27, 2005, Rock of Ages did not consult with Grant Thornton regarding any matters or events set forth in Items 304(a)(2)(i) or (ii) of Regulation S-K of the Securities and Exchange Commission.

The Company provided KPMG with a copy of the above disclosures and requested that KPMG furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of such letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

	Exhibit Number	Description

	16.1	Letter from KPMG dated October 11, 2005

ROCK OF AGES CORPORATION

FORM 8-K/A

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCK OF AGES CORPORATION

Dated: October 11, 2005	By: /s/Michael B. Tule Michael B. Tule Senior Vice President/General Counsel

Exhibit Index

Number	Description

16.1	Letter from KPMG dated October 11, 2005